UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 21, 2010

AMERON INTERNATIONAL CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code   (626) 683-4000

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement

On October 21, 2010, Ameron International Corporation (the “Company”) announced it had entered into an Eighth Amendment to its $100.0 million revolving credit facility with six banks (the "Revolver"). Under the amendment, for purposes of measuring a Consolidated Fixed Charge Coverage Ratio covenant, the definition of the Consolidated Fixed Charge Coverage Ratio was modified to exclude from the denominator of the ratio a special stock dividend and an open-market share repurchase program, both as more particularly described in Item 8.01 below.  A copy of the Eighth Amendment to the Revolver is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets

On October 21, 2010, the Company closed the sale of its 50% ownership interest in TAMCO to Gerdau Ameristeel US Inc. (“Buyer”), pursuant to a Stock Purchase Agreement dated September 14, 2010 (the “Agreement”) among the Company, Mitsui & Co. (U.S.A.), Inc. (“Mitsui”), Tokyo Steel Manufacturing Co., Ltd. (“Tokyo” and, together with the Company and Mitsui, “Sellers”) and Buyer.  The Company sold its share in TAMCO to Buyer for $82.5 million in cash and the other two Sellers sold the remaining 50% interest in TAMCO to Buyer for an additional $82.5 million in cash, subject to customary working capital adjustment provisions.  In accordance with the Agreement, at the closing, $10 million of the aggregate purchase price paid to the Sellers was deposited into escrow to satisfy all or a portion of the Sellers’ potential obligations under the post-closing working capital adjustment and indemnification provisions of the Agreement.  At the closing, the Company received cash consideration equal to $78.1 million, net of the $5.0 million deposited into escrow, and plus a closing working capital adjustment of $.6 million. Estimated transaction and other costs totaling $2.2 million and income taxes totaling $19.5 million are expected to be paid from the sale proceeds.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2010 and is incorporated herein by reference. The Agreement was included to provide investors with information regarding its terms and is not intended to provide other factual information about the parties thereto. The representations, warranties and covenants contained in the Agreement were made only for the purpose of such Agreement, were made as of specific dates and were solely for the benefit of the parties thereto. The assertions embodied in those representations, warranties and covenants are qualified by information in disclosure schedules that were exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement. Accordingly, investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as statements of fact at the time they were made or otherwise.

Item 2.03  Creation of a Direct Financial Obligation

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure

On October 22, 2010, the Company issued a press release announcing the closing of the sale of its 50% ownership interest in TAMCO, as well as the special dividend and share repurchase program further described in Item 8.01, below. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01  Other Events

On October 22, 2010, the Company announced a special dividend of $3.00 per share of common stock, payable on November 30, 2010 to stockholders of record on November 10, 2010.  On October 22, 2010 the Company also announced that its board of directors had authorized the repurchase of up to $50 million (inclusive of expenses) of its common stock. The authorization permits the Company to buy back shares of common stock in open market or privately negotiated transactions, commencing following the filing of its next Annual Report on Form 10-K, in January 2011.

Item 9.01  Financial Statements and Exhibits

(b)           Pro forma financial information

Unaudited pro forma condensed consolidated financial statements of the Company giving effect to the sale of its interest in TAMCO, and accompanying notes thereto, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. As further described in Exhibit 99.2, the pro forma condensed consolidated financial statements are based on historical financial statements of the Company, adjusted to give effect to the sale of the interest in TAMCO as if such sale had occurred on August 29, 2010 (in the case of the unaudited condensed consolidated balance sheet) or on December 1, 2008, in the case of the unaudited pro forma condensed consolidated statements of income.

These unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to represent and may not be indicative of operating results or financial position that would have occurred had the sale been completed as of the dates presented, nor are such financial statements intended to represent and they may not be indicative of future operating results or financial position of the Company. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended November 30, 2009, and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2009, as well as in conjunction with the Company’s unaudited condensed consolidated financial statements and accompanying notes as of and for the quarterly periods ended February 28, 2010, May 30, 2010 and August 29, 2010, and the MD&A included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2010, May 30, 2010 and August 29, 2010.

(d)           Exhibits

Exhibit No.	Description
10.1	Eighth Amendment to Credit Agreement dated October 21, 2010
10.2
Stock Purchase Agreement dated September 14, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2010).

99.1	Press Release dated October 22, 2010.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Ameron International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: October 25, 2010	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
10.1	Eighth Amendment to Credit Agreement dated October 21, 2010
10.2
Stock Purchase Agreement dated September 14, 2010 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2010).

99.1	Press Release dated October 22, 2010.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Ameron International Corporation

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